SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 4, 2007

Date of Report (Date of earliest event reported)

INERGY HOLDINGS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-51304	43-1792470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 4, 2007 and September 5, 2007, Inergy, L.P. (“the Partnership”) issued three press releases announcing: (i) that the Phase II expansion of the Stagecoach natural gas storage facility has commenced commercial operations; (ii) a series of promotions and organizational changes within the Partnership; and (iii) that the Partnership has executed a definitive agreement to purchase the membership interests of Arlington Storage Company, LLC. The press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
99.1	Press release dated September 4, 2007 announcing Phase II expansion.

99.2	Press release dated September 4, 2007 announcing promotions and organizational changes.

99.3	Press release dated September 5, 2007 announcing agreement to acquire Arlington Storage Company, LLC.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY HOLDINGS, L.P.

	By:	INERGY HOLDINGS GP, LLC, Its Managing General Partner

Date: September 5, 2007	By:	/s/ Laura L. Ozenberger

Laura L. Ozenberger Vice President - General Counsel and Secretary